                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 19, 1996

                           SPRECKELS INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

     Delaware                   0-23050                        94-3050406
(State or other          (Commission File No.)               (I.R.S. Employer
 jurisdiction of                                          Identification Number)
 incorporation)

                         One Morrocroft Centre, Ste. 450
                  6805 Morrison Boulevard, Charlotte, NC 28211
                Address of Principal Executive Offices (Zip Code)

               Registrant's telephone number, including area code:
                                 (704) 367-4220


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Item 5.           Other Events.

         Registrant's press releases dated July 19, July 24, and August 1, 1996, and Amendment to Rights Agreement dated July 23, 1996, attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, are incorporated herein by reference and made a part of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           99.1 Press Release of the Registrant dated July 19, 1996.

                           99.2             Amendment to Rights Agreement dated
                                            July 23, 1996.

                           99.3 Press Release of the Registrant dated July 24, 1996.

                           99.4 Press Release of the Registrant dated August 1, 1996.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            August 2, 1996            SPRECKELS INDUSTRIES, INC.


                                 By: (signature of Donald C. Roof appears here)
                                      _________________________
                                            Donald C. Roof
                                            Senior Vice President and
                                            Chief Accounting Officer






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                                  EXHIBIT INDEX



                                                                                Sequentially
Exhibit No.                                 Description                         Numbered Page
   99.1                                     Press Release dated
                                            July 19, 1996.

   99.2                                     Amendment to Rights
                                            Plan dated July 23, 1996.

   99.3                                     Press Release dated
                                            July 24, 1996.

   99.4                                     Press Release dated
                                            August 1, 1996.




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